Net Loss per share - Summary of Computation of Loss Per Share (Detail) - USD ($)	6 Months Ended
	Jun. 30, 2022	Jun. 30, 2021
Earnings per share [line items]
Net loss attributable to ordinary shareholders	$ (161,619,569)	$ (80,687,401)
Weighted Average Shares Outstanding - Basic	106,253,308	85,288,745
Weighted Average Shares Outstanding - Diluted	106,253,308	85,288,745
Net loss per ordinary share – basic	$ (1.52)	$ (0.95)
Net loss per ordinary share – diluted	$ (1.52)	$ (0.95)